Goodwill and other intangible assets	12 Months Ended
Oct. 31, 2020
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Goodwill and other intangible assets
Note 10 Goodwill and other intangible assets

Goodwill

	For the year ended October 31, 2020

(Millions of Canadian dollars)	Canadian Banking	Caribbean Banking	Canadian Wealth Management	Global Asset Management	U.S. Wealth Management (including City National)	International Wealth Management	Insurance	Investor & Treasury Services	Capital Markets	Total
Balance at beginning of period	$2,555	$1,727	$579	$1,985	$2,943	$120	$112	$148	$1,067	$11,236
Acquisitions	2	–	6	–	1	–	–	–	–	9
Dispositions	–	(16)	–	–	–	–	–	–	–	(16)
Currency translations	–	8	2	16	34	1	–	1	11	73
Balance at end of period	$2,557	$1,719	$587	$2,001	$2,978	$121	$112	$149	$1,078	$11,302

	For the year ended October 31, 2019

(Millions of Canadian dollars)	Canadian Banking	Caribbean Banking	Canadian Wealth Management	Global Asset Management	U.S. Wealth Management (including City National)	International Wealth Management	Insurance	Investor & Treasury Services	Capital Markets	Total
Balance at beginning of period	$2,528	$1,729	$579	$1,986	$2,870	$118	$112	$148	$1,067	$11,137
Acquisitions	27	–	–	–	71	–	–	–	–	98
Dispositions	–	–	–	(20)	–	–	–	–	–	(20)
Currency translations	–	(2)	–	19	2	2	–	–	–	21
Balance at end of period	$2,555	$1,727	$579	$1,985	$2,943	$120	$112	$148	$1,067	$11,236
We perform our annual impairment test by comparing the carrying amount of each CGU to its recoverable amount. The recoverable amount of a CGU is represented by its value in use, except in circumstances where the carrying amount of a CGU exceeds its value in use. In such cases, the greater of the CGU’s fair value less costs of disposal and its value in use is the recoverable amount. Our annual impairment test is performed as at August 1.
The environment is rapidly evolving and as a result, our economic outlook has a higher than usual degree of uncertainty, which may, in future periods, materially change the expected future cash flows of our CGUs and result in an impairment charge. Actual experience may differ materially from current expectations, including in relation to the duration and severity of the economic contraction and the ultimate timing and extent of a future recovery.
In our 2020 and 2019 annual impairment tests, the recoverable amounts of our Caribbean Banking and International Wealth Management CGUs were based on their fair value less costs of disposal. The recoverable amounts of all other CGUs tested were based on their value in use.
Value in use
We calculate value in use using a five-year discounted cash flow method. Future cash flows are based on financial plans agreed by management, estimated based on forecast results, business initiatives, capital required to support future cash flows and returns to shareholders. Key drivers of future cash flows include net interest margins and average interest-earning assets. The values assigned to these drivers over the forecast period are based on past experience, external and internal economic forecasts, and management’s expectations of the impact of economic conditions on our financial results. Beyond the initial cash flow projection period, cash flows are assumed to increase at a constant rate using a nominal long-term growth rate (terminal growth rate), with the exception of our U.S. Wealth Management (including City National) CGU where we applied a mid-term growth rate consistent with our growth expectations for this business, reverting to the terminal growth rate after 10 years. Terminal growth rates are based on the current market assessment of gross domestic product and inflation for the countries within which the CGU operates. The discount rates used to determine the present value of each CGU’s projected future cash flows are based on the bank-wide cost of capital, adjusted for the risks to which each CGU is exposed. CGU-specific risks include: country risk, business/operational risk, geographic risk (including political risk, devaluation risk, and government regulation), currency risk, and price risk (including product pricing risk and inflation).
As a result of the economic disruptions triggered by COVID-19, the recoverable amounts of certain CGUs, including Capital Markets and U.S. Wealth Management (including City National), which are more sensitive to economic uncertainties, including interest rate movements, have declined, but continue to exceed carrying amounts despite impacts from the COVID-19 pandemic.
The estimation of value in use involves significant judgment in the determination of inputs to the discounted cash flow model and is most sensitive to changes in future cash flows, discount rates and terminal growth rates applied to cash flows beyond the forecast period. The sensitivity of the value in use to key inputs and assumptions used was tested by recalculating the recoverable amount using reasonably possible changes to those parameters. The post-tax discount rates were increased by 1%, terminal growth rates were decreased by 1%, and future cash flows were reduced by 10%. As at August 1, 2020, no reasonably possible change in an individual key input or assumption, as described, would result in a CGU’s carrying amount exceeding its recoverable amount based on value in use.
The terminal growth rates and pre-tax discount rates used in our discounted cash flow models are summarized below.

	As at
	August 1, 2020		August 1, 2019

	Discount rate (1)	Terminal growth rate	Discount rate (1)	Terminal growth rate
Group of cash generating units
Canadian Banking	9.5%	3.0%	10.2%	3.0%
Caribbean Banking	11.4	3.7	11.9	4.2
Canadian Wealth Management	10.4	3.0	11.2	3.0
Global Asset Management	10.5	3.0	11.1	3.0
U.S. Wealth Management (including City National)	10.7	3.0	11.2	3.0
International Wealth Management (2)	n.m.	n.m.	n.m.	n.m.
Insurance	10.2	3.0	11.0	3.0
Investor & Treasury Services	10.2	3.0	10.9	3.0
Capital Markets	12.0	3.0	11.8	3.0

(1)	Pre-tax discount rates are determined implicitly based on post-tax discount rates.
(2)	The recoverable amount for our International Wealth Management CGU is determined using a multiples-based approach.
n.m.	not meaningful
Fair value less costs of disposal – Caribbean Banking
For our Caribbean Banking CGU, we calculated fair value less costs of disposal using a discounted cash flow method that projects future cash flows over a 5-year period. We also considered reasonably possible alternative scenarios, including market comparable transactions, which yielded valuations ranging from an immaterial surplus to an immaterial deficit. Cash flows are based on management forecasts, adjusted to approximate the considerations of a prospective third-party buyer. Cash flows beyond the initial 5-year period are assumed to increase at a constant rate using a nominal long-term growth rate. Future cash flows, terminal growth rates, and discount rates are based on the same factors noted above. This fair value measurement is categorized as level 3 in the fair value hierarchy as certain significant inputs are not observable. We use significant judgment to determine inputs to the discounted cash flow model which are most sensitive to changes in future cash flows, discount rates and terminal growth rates applied to cash flows beyond the forecast period. The sensitivity of the fair value less costs of disposal to key inputs and assumptions was tested by recalculating the recoverable amount using reasonably possible change to those parameters.
As a result of the economic disruptions triggered by COVID-19, the recoverable amount of our Caribbean Banking CGU has declined. As at August 1, 2020, the recoverable amount of our Caribbean Banking CGU, based on fair value less costs of disposal, approximates its carrying amount (August 1, 2019 – the fair value less costs of disposal was 126% of its carrying amount). In determining the recoverable amount, forecast future cash flows were discounted using a pre-tax rate of 11.4% (August 1, 2019 - 11.9%), reflecting a lower interest rate environment, and the terminal growth rate used was 3.7% (August 1, 2019 - 4.2%), reflecting uncertainty due to the pandemic. A 50 bps change in the discount rate would increase and decrease the recoverable amount by $335 million and $288 million, respectively. A 50 bps change in the terminal growth rate would increase and decrease the recoverable amount by $266 million and $228 million, respectively. A reduction in the forecasted cash flows of 10% per annum would reduce the recoverable amount by $392 million. Changes in these assumptions have been applied holding other individual factors constant. However, changes in one factor may be magnified or offset by related changes in other assumptions as impacts to the recoverable amount are highly interdependent and changes in assumptions may not have a linear effect on the recoverable amount of the CGU. In aggregate, the range of reasonably possible outcomes would not materially affect the recoverable amount of the CGU.
Fair value less costs of disposal – International Wealth Management
For our International Wealth Management CGU, we calculated fair value less costs of disposal using a multiples-based approach. Each business within the CGU was valued using either a Price-to-assets-under-administration (P/AUA) or Price-to-revenue (P/Rev) multiple, as appropriate, to reflect the considerations of a prospective third-party buyer. In 2020, we applied a P/AUA multiple of 2.25% to AUA as at August 1 (August 1, 2019 – 2.25%) and a P/Rev multiple of 2.5x (August 1, 2019 – 2.5x) to revenue for the 12 months preceding the testing date. These multiples represent our best estimate from a range of reasonably possible inputs based on precedent transactions for comparable businesses. This fair value measurement is categorized as level 3 in the fair value hierarchy as certain significant inputs are not observable.
The estimation of fair value less costs of disposal involves significant judgment in the determination of the appropriate valuation approach and inputs and is most sensitive to changes in the P/AUA and P/Rev multiples. The sensitivity of the fair value less costs of disposal to key inputs was tested by reducing each multiple to the low end of the range of reasonably possible inputs considered. As at August 1, 2020, no reasonably possible change in an individual key input or assumption, as described, would result in the CGU’s carrying amount exceeding its recoverable amount based on fair value less costs of disposal.

Other intangible assets

	For the year ended October 31, 2020

(Millions of Canadian dollars)	Internally generated software	Other software	Core deposit intangibles	Customer list and relationships	In process software	Total
Gross carrying amount
Balance at beginning of period	$6,941	$1,684	$1,567	$1,773	$1,240	$13,205
Additions	54	47	–	143	1,157	1,401
Acquisitions through business combinations	–	6	–	10	–	16
Transfers	936	193	–	–	(1,129)	–
Dispositions	(149)	(13)	–	–	(4)	(166)
Impairment losses	(116)	(4)	–	–	(10)	(130)
Currency translations	20	7	19	13	8	67
Other changes	(10)	(19)	–	(23)	(21)	(73)
Balance at end of period	$7,676	$1,901	$1,586	$1,916	$1,241	$14,320
Accumulated amortization
Balance at beginning of period	$(5,256)	$(1,357)	$(627)	$(1,291)	$–	$(8,531)
Amortization charge for the year	(855)	(144)	(160)	(114)	–	(1,273)
Dispositions	147	12	–	–	–	159
Impairment losses	88	–	–	–	–	88
Currency translations	(14)	(6)	(6)	(9)	–	(35)
Other changes	6	(5)	–	23	–	24
Balance at end of period	$(5,884)	$(1,500)	$(793)	$(1,391)	$–	$(9,568)
Net balance at end of period	$1,792	$401	$793	$525	$1,241	$4,752

	For the year ended October 31, 2019

(Millions of Canadian dollars)	Internally generated software	Other software	Core deposit intangibles	Customer list and relationships	In process software	Total
Gross carrying amount
Balance at beginning of period	$5,984	$1,582	$1,750	$1,768	$1,146	$12,230
Additions	42	49	–	–	1,184	1,275
Acquisitions through business combinations	–	16	–	6	–	22
Transfers	1,009	42	–	–	(1,051)	–
Dispositions	–	(1)	–	–	–	(1)
Impairment losses	(94)	(6)	–	–	(42)	(142)
Currency translations	–	1	1	7	(2)	7
Other changes	–	1	(184)	(8)	5	(186)
Balance at end of period	$6,941	$1,684	$1,567	$1,773	$1,240	$13,205
Accumulated amortization
Balance at beginning of period	$(4,501)	$(1,226)	$(654)	$(1,162)	$–	$(7,543)
Amortization charge for the year	(793)	(121)	(159)	(124)	–	(1,197)
Dispositions	–	–	–	–	–	–
Impairment losses	30	2	–	–	–	32
Currency translations	(1)	(1)	1	(6)	–	(7)
Other changes	9	(11)	185	1	–	184
Balance at end of period	$(5,256)	$(1,357)	$(627)	$(1,291)	$–	$(8,531)
Net balance at end of period	$1,685	$327	$940	$482	$1,240	$4,674